Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

	Twelve Months Ended
(Dollars in thousands, except per share data)	December 31,
	2010	2009	Change
Interest income (taxable equivalent)	$1,324,803	1,514,035	(12.5	) %
Interest expense	334,248	498,879	(33.0)

Net interest income (taxable equivalent)	990,555	1,015,156	(2.4)
Tax equivalent adjustment	4,222	4,846	(12.9)

Net interest income	986,333	1,010,310	(2.4)
Provision for losses on loans	1,131,274	1,805,599	(37.3)

Net interest expense after provision for losses on loans	(144,941)	(795,289)	81.8

Non-interest income:
Service charges on deposit accounts	105,114	117,751	(10.7)
Fiduciary and asset management fees	44,142	44,168	(0.1)
Brokerage and investment banking income	28,184	28,475	(1.0)
Mortgage banking income	33,334	38,521	(13.5)
Bankcard fees	41,420	36,139	14.6
Investment securities (losses) gains, net	(1,271)	14,067	(109.0)
Other fee income	21,129	31,200	(32.3)
Increase in fair value of private equity investments, net	7,203	1,379	422.3
Gain from sale of MasterCard shares	—	8,351	nm
Gain from sale of Visa shares	—	51,900	nm
Other non-interest income	26,092	38,719	(32.6)

Total non-interest income	305,347	410,670	(25.6)

Non-interest expense:
Salaries and other personnel expense	418,629	425,170	(1.5)
Net occupancy and equipment expense	122,046	123,105	(0.9)
FDIC insurance and other regulatory fees	69,480	76,314	(9.0)
Foreclosed real estate expense	163,630	354,269	(53.8)
Losses on other loans held for sale, net	3,050	1,703	79.1
Visa litigation recovery	—	(6,441)	nm
Goodwill impairment	—	15,090	nm
Professional fees	45,554	38,802	17.4
Data processing expense	45,478	45,131	0.8
Restructuring charges	5,538	5,995	(7.6)
Gain on curtailment of post-retirement defined benefit plan	(7,092)	—	nm
Other operating expenses	143,263	142,151	0.8

Total non-interest expense	1,009,576	1,221,289	(17.3)

Loss from continuing operations before income taxes	(849,170)	(1,605,908)	47.1

Income tax benefit	(15,151)	(171,977)	91.2

Loss from continuing operations	(834,019)	(1,433,931)	41.8

Income from discontinued operations, net of income taxes	43,161	4,590	nm

Net loss	(790,858)	(1,429,341)	44.7

Net (loss) income attributable to non-controlling interest	(179)	2,364	(107.6)

Net loss attributable to controlling interest	(790,679)	(1,431,705)	44.8

Dividends and accretion of discount on preferred stock	57,510	56,966	1.0

Net loss attributable to common shareholders	$(848,189)	(1,488,671)	43.0

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(1.30)	(4.00)	67.5%
Net loss attributable to common shareholders	(1.24)	(3.99)	69.0

Diluted EPS
Net loss from continuing operations attributable to common shareholders	(1.30)	(4.00)	67.5
Net loss attributable to common shareholders	(1.24)	(3.99)	69.0

Cash dividends declared per common share	0.04	0.04	—

Return on average assets *	(2.61)%	(4.16)	155 bp
Return on average common equity *	(40.49)	(43.58)	309

Average common shares outstanding - basic	685,186	372,943	83.7%
Average common shares outstanding - diluted	685,186	372,943	83.7

nm - not meaningful

*-	ratios are annualized

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)	2010							2009	4th Quarter
	Fourth Quarter		Third Quarter		Second Quarter		First Quarter	Fourth Quarter	‘10 vs. ‘09 Change
Interest income (taxable equivalent)	$314,525		327,577		338,795		343,906	362,911	(13.3)%
Interest expense	71,590		81,030		87,700		93,928	105,853	(32.4)

Net interest income (taxable equivalent)	242,935		246,547		251,095		249,978	257,058	(5.5)
Tax equivalent adjustment	968		1,087		1,056		1,111	1,227	(21.1)

Net interest income	241,967		245,460		250,039		248,867	255,831	(5.4)
Provision for losses on loans	252,401		239,020		298,904		340,948	387,114	(34.8)

Net interest income (expense) after provision for losses on loans	(10,434)		6,440		(48,865)		(92,081)	(131,283)	92.1

Non-interest income:
Service charges on deposit accounts	24,248		26,711		27,876		26,280	29,651	(18.2)
Fiduciary and asset management fees	11,039		10,408		11,357		11,338	11,455	(3.6)
Brokerage and investment banking income	8,750		6,736		6,768		5,931	7,035	24.4
Mortgage banking income	11,039		10,163		6,318		5,814	7,572	45.8
Bankcard fees	11,431		10,674		9,800		9,515	9,521	20.1
Investment securities (losses) gains , net	(228)		(612)		17		(448)	(663)	65.6
Other fee income	4,757		5,440		5,402		5,530	7,055	(32.6)
Increase in fair value of private equity investments, net	1,500		3,521		1,283		899	142	nm
Gain from sale of Visa shares	—		—		—		—	51,900	nm
Other non-interest income	7,354		8,723		5,174		4,839	13,179	(44.2)

Total non-interest income	79,890		81,764		73,995		69,698	136,847	(41.6)

Non-interest expense:
Salaries and other personnel expense	104,744		105,933		103,929		104,022	100,575	4.1
Net occupancy and equipment expense	30,169		31,311		30,588		29,978	29,861	1.0
FDIC insurance and other regulatory fees	16,686		16,178		18,970		17,646	17,913	(6.8)
Foreclosed real estate expense	20,793		50,890		46,440		45,507	34,098	(39.0)
Losses on other loans held for sale, net	2,976		—		12		61	—	nm
Visa litigation recovery	—		—		—		—	(2,374)	nm
Goodwill impairment	—		—		—		—	14,849	nm
Professional fees	12,154		12,424		11,595		9,380	10,397	16.9
Data processing expense	12,355		11,117		11,323		10,683	11,615	6.4
Restructuring charges	2,118		3,420		—		—	(347)	nm
Gain on curtailment of post-retirement defined benefit plan	(7,092)		—		—		—	—	nm
Other operating expenses	34,103		37,738		35,905		35,520	32,906	3.6

Total non-interest expense	229,006		269,011		258,762		252,797	249,493	(8.2)

Loss from continuing operations before income taxes	(159,550)		(180,807)		(233,632)		(275,180)	(243,929)	34.6
Income tax expense (benefit)	5,884		360		(5,057)		(16,337)	25,518	(76.9)

Loss from continuing operations	(165,434)		(181,167)		(228,575)		(258,843)	(269,447)	38.6

Income from discontinued operations, net of income taxes	—		—		—		43,161	889	nm

Net loss	(165,434)		(181,167)		(228,575)		(215,682)	(268,558)	38.4
Net income (loss) attributable to non-controlling interest	134		277		(381)		(209)	(1)	nm

Net loss attributable to controlling interest	(165,568)		(181,444)		(228,194)		(215,473)	(268,557)	38.3

Dividends and accretion of discount on preferred stock	14,430		14,394		14,360		14,325	14,291	1.0

Net loss attributable to common shareholders	$(179,998)		(195,838)		(242,554)		(229,798)	(282,848)	36.4

Basic EPS
Net loss from continuing operations attributable to common shareholders	$(0.23)		(0.25)		(0.36)		(0.56)	(0.58)	60.6%
Net loss attributable to common shareholders	(0.23)		(0.25)		(0.36)		(0.47)	(0.58)	60.6

Diluted EPS
Net loss from continuing operations attributable to common shareholders	(0.23)		(0.25)		(0.36)		(0.56)	(0.58)	60.6
Net loss attributable to common shareholders	(0.23)		(0.25)		(0.36)		(0.47)	(0.58)	60.6

Cash dividends declared per common share	0.01		0.01		0.01		0.01	0.01	—

Return on average assets *	(2.12	) %	(2.27	) %	(2.81	) %	(3.22)%	(3.18)	106 bp
Return on average common equity *	(31.80)		(31.80)		(43.59)		(59.10)	(53.25)	nm

Average common shares outstanding - basic	785,122		784,916		676,753		489,607	486,104	61.5%
Average common shares outstanding - diluted	785,122		784,916		676,753		489,607	486,104	61.5

nm - not meaningful

* - ratios are annualized

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)	December 31, 2010	September 30, 2010	December 31, 2009
ASSETS
Cash and due from banks	$389,021	385,687	564,482
Interest bearing funds with Federal Reserve Bank	3,103,896	3,113,435	1,901,847
Interest earning deposits with banks	16,446	22,271	12,534
Federal funds sold and securities purchased under resale agreements	160,502	177,350	203,959
Trading account assets, at fair value	22,294	15,061	14,370
Mortgage loans held for sale, at fair value	232,839	241,353	138,056
Other loans held for sale	127,365	50,302	36,816
Investment securities available for sale, at fair value	3,440,268	3,326,133	3,188,735

Loans, net of unearned income	21,585,763	22,581,036	25,383,068
Allowance for loan losses	(703,547)	(836,355)	(943,725)

Loans, net	20,882,216	21,744,681	24,439,343

Premises and equipment, net	544,971	555,919	580,375
Goodwill	24,431	24,431	24,431
Other intangible assets, net	12,434	13,463	16,649
Other assets	1,136,465	1,284,675	1,709,821

Total assets	$30,093,148	30,954,761	32,831,418

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$4,298,372	4,248,071	4,172,697
Interest bearing deposits	20,201,932	20,988,154	23,260,836

Total deposits	24,500,304	25,236,225	27,433,533

Federal funds purchased and other short-term borrowings	499,226	410,353	475,062
Long-term debt	1,808,161	1,743,097	1,751,592
Other liabilities	260,910	324,077	299,730

Total liabilities	27,068,601	27,713,752	29,959,917

Equity:
Shareholders’ equity:
Cumulative perpetual preferred stock, no par value (1)	937,323	934,991	928,207
Common stock, par value $1.00 (2)	790,956	790,751	495,514
Additional paid-in capital	2,351,508	2,350,392	1,605,097
Treasury stock, at cost (3)	(114,176)	(114,176)	(114,155)
Accumulated other comprehensive income	57,158	91,112	84,806
Accumulated deficit	(1,024,851)	(837,004)	(148,428)

Total shareholders’ equity	2,997,918	3,216,066	2,851,041
Non-controlling interest in subsidiaries	26,629	24,943	20,460

Total equity	3,024,547	3,241,009	2,871,501

Total liabilities and equity	$30,093,148	30,954,761	32,831,418

(1)	Preferred shares outstanding: 967,870
(2)	Common shares outstanding: 785,262,837; 785,057,350; and 489,828,319 at December 31, 2010, September 30, 2010, and December 31, 2009, respectively.
(3)	Treasury shares: 5,693,452; 5,693,452; and 5,685,638 at December 31, 2010, September 30, 2010, and December 31, 2009, respectively.

Synovus

AVERAGE BALANCES AND YIELDS/RATES *

(Unaudited)

(Dollars in thousands)

	2010				2009	Twelve months ended
Interest Earning Assets	Fourth	Third	Second	First	Fourth	December 31,
	Quarter	Quarter	Quarter	Quarter	Quarter	2010	2009
Taxable investment securities	$3,104,004	3,055,400	3,068,634	2,952,188	2,983,914	$3,045,502	3,249,124
Yield	3.76%	4.08	4.40	4.70	4.79	4.23%	5.02
Tax-exempt investment securities	$51,400	62,659	66,125	72,041	88,848	$62,999	102,681
Yield (taxable equivalent)	7.16%	6.82	6.85	7.16	7.03	7.00%	7.02
Trading account assets	$16,037	14,970	16,763	14,881	14,356	$15,664	17,556
Yield	5.86%	4.88	5.47	5.30	5.60	5.31%	6.21
Commercial loans	$18,315,882	19,041,500	19,982,523	20,880,069	21,722,140	$19,546,561	22,912,448
Yield	4.90%	4.92	4.92	4.85	4.82	4.90%	4.76
Consumer loans	$3,988,849	4,048,929	4,100,458	4,174,320	4,249,316	$4,077,551	4,310,292
Yield	5.22%	5.25	5.33	5.36	5.32	5.29%	5.39
Allowance for loan losses	$(819,176)	(862,970)	(964,212)	(951,552)	(906,484)	$(899,015)	(777,332)

Loans, net	$21,485,555	22,227,459	23,118,769	24,102,837	25,064,972	$22,725,097	26,445,408
Yield	5.16%	5.19	5.21	5.15	5.10	5.18%	5.02
Mortgage loans held for sale	$260,759	194,487	131,700	96,440	114,906	$171,361	206,085
Yield	4.60%	5.16	5.54	5.49	5.29	5.05%	5.26
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$3,628,939	3,720,649	3,591,353	2,435,880	2,995,367	$3,348,505	1,719,850
Yield	0.25%	0.25	0.25	0.24	0.24	0.25%	0.25
Federal Home Loan Bank and Federal Reserve Bank stock (1)	$113,341	122,356	140,209	142,524	140,550	$129,508	132,415
Yield	0.59%	0.87	0.82	0.97	1.01	0.82%	0.91

Total interest earning assets	$28,660,035	29,397,980	30,133,553	29,816,791	31,402,913	$29,498,635	31,873,119
Yield	4.36%	4.42	4.51	4.67	4.59	4.49%	4.75

Interest Bearing Liabilities
Interest bearing demand deposits	$3,864,106	3,601,825	3,617,669	3,636,437	3,851,237	$3,680,419	3,586,798
Rate	0.33%	0.36	0.42	0.42	0.41	0.38%	0.44
Money market accounts	$6,874,367	6,788,768	6,606,161	6,450,696	6,420,003	$6,681,457	6,311,242
Rate	0.84%	0.98	1.07	1.19	1.21	1.02%	1.24
Savings deposits	$484,460	488,221	495,901	476,007	469,526	$486,176	469,419
Rate	0.14%	0.14	0.15	0.15	0.15	0.15%	0.15
Time deposits under $100,000	$2,383,411	2,511,830	2,626,852	2,726,002	2,851,913	$2,560,947	3,056,870
Rate	1.74%	1.88	2.00	2.17	2.44	1.95%	2.97
Time deposits over $100,000	$3,859,235	4,217,972	4,561,517	4,770,429	4,909,253	$4,349,424	5,273,648
Rate	1.77%	1.88	1.95	2.05	2.32	1.92%	2.87
National market brokered money market accounts	$423,428	537,952	833,811	1,047,417	1,218,363	$708,469	1,632,613
Rate	0.54%	0.80	0.83	0.74	0.75	0.75%	0.78
National market brokered time deposits	$2,956,904	3,261,113	3,681,660	3,871,581	4,011,648	$3,439,811	3,720,349
Rate	1.82%	1.89	1.90	2.13	2.41	1.94%	2.86

Total interest bearing deposits	$20,845,911	21,407,681	22,423,571	22,978,569	23,731,943	$21,906,703	24,050,939
Rate	1.14%	1.28	1.36	1.48	1.62	1.32%	1.90
Federal funds purchased and other short-term liabilities	$442,183	514,295	493,602	472,691	729,988	$480,700	918,735
Rate	0.33%	0.36	0.44	0.47	0.45	0.40%	0.42
Long-term debt	$1,729,991	1,811,153	1,882,358	1,805,363	1,897,915	$1,807,021	1,964,411
Rate	2.64%	2.57	2.36	2.17	1.75	2.40%	1.97

Total interest bearing liabilities	$23,018,085	23,733,129	24,799,531	25,256,623	26,359,846	$24,194,425	26,934,086
Rate	1.23%	1.36	1.42	1.51	1.59	1.38%	1.85

Non-interest bearing demand deposits	$4,433,849	4,310,459	4,271,444	4,243,622	4,162,027	$4,315,353	3,915,924

Net interest margin	3.37%	3.33	3.34	3.39	3.25	3.36%	3.19

*	Yields and rates are annualized.
(1)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	December 31, 2010
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Nonperforming Loans	Nonperforming Loans as a % of Total Nonperforming Loans
Multi-Family	$867,328	4.0%	$21,219	2.4%
Hotels	865,974	4.0	4,111	0.5
Office Buildings	842,657	3.9	15,653	1.8
Shopping Centers	1,078,122	5.0	18,713	2.1
Commercial Development	381,107	1.8	36,021	4.0
Warehouses	528,297	2.4	5,265	0.6
Other Investment Property	495,617	2.3	8,440	0.9

Total Investment Properties	5,059,102	23.4	109,422	12.3

1-4 Family Construction	332,047	1.5	57,009	6.4
1-4 Family Perm / Mini-Perm	1,127,566	5.2	75,995	8.5
Residential Development	643,174	3.0	164,575	18.5

Total 1-4 Family Properties	2,102,787	9.7	297,579	33.4

Land Acquisition	1,218,690	5.6	204,524	22.9

Total Commercial Real Estate	8,380,579	38.7	611,525	68.6

Commercial , Financial, and Agricultural	5,267,861	24.4	151,397	17.0
Owner-Occupied	3,996,950	18.6	60,221	6.8

Total Commercial & Industrial	9,264,811	43.0	211,618	23.7

Home Equity	1,648,039	7.6	17,748	2.0
Consumer Mortgages	1,475,261	6.8	45,348	5.1
Credit Card	284,971	1.3	—	—
Other Retail Loans	542,538	2.6	5,383	0.6

Total Retail	3,950,809	18.3	68,479	7.7
Unearned Income	(10,436)	nm	—	—

Total	$21,585,763	100.0%	$891,622	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

	Total Loans		4Q10 vs. 3Q10		4Q10 vs. 4Q09
Loan Type	December 31, 2010	September 30, 2010	% change (1)	December 31, 2009	% change
Multi-Family	$867,328	884,910	(7.9)%	$949,049	(8.6)%
Hotels	865,974	970,849	(42.9)	1,094,517	(20.9)
Office Buildings	842,657	874,580	(14.5)	964,214	(12.6)
Shopping Centers	1,078,122	1,158,052	(27.4)	1,212,462	(11.1)
Commercial Development	381,107	419,953	(36.7)	528,911	(27.9)
Warehouses	528,297	531,570	(2.4)	566,290	(6.7)
Other Investment Property	495,617	526,652	(23.4)	581,732	(14.8)

Total Investment Properties	5,059,102	5,366,566	(22.7)	5,897,175	(14.2)

1-4 Family Construction	332,047	416,781	(80.7)	715,171	(53.6)
1-4 Family Perm / Mini-Perm	1,127,566	1,154,279	(9.2)	1,272,763	(11.4)
Residential Development	643,174	861,957	(100.7)	1,328,317	(51.6)

Total 1-4 Family Properties	2,102,787	2,433,017	(53.8)	3,316,251	(36.6)

Land Acquisition	1,218,690	1,381,603	(46.8)	1,529,415	(20.3)

Total Commercial Real Estate	8,380,579	9,181,186	(34.6)	10,742,841	(22.0)

Commercial , Financial, and Agricultural	5,267,861	5,263,677	0.3	6,003,735	(12.3)
Owner-Occupied	3,996,950	4,127,775	(12.6)	4,443,611	(10.1)

Total Commercial & Industrial	9,264,811	9,391,452	(5.3)	10,447,346	(11.3)

Home Equity	1,648,039	1,672,021	(5.7)	1,714,994	(3.9)
Consumer Mortgages	1,475,261	1,516,687	(10.8)	1,637,978	(9.9)
Credit Card	284,971	280,898	5.8	294,126	(3.1)
Other Retail Loans	542,538	551,941	(6.8)	565,131	(4.0)

Total Retail	3,950,809	4,021,547	(7.0)	4,212,229	(6.2)
Unearned Income	(10,436)	(13,149)	(81.9)	(19,348)	(46.1)

Total	$21,585,763	22,581,036	(17.5)%	$25,383,068	(15.0)%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2010				2009	4th Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘10 vs. ‘09 Change
Nonperforming Loans	$891,622	1,294,031	1,309,944	1,542,704	1,555,776	(42.7)%
Other Loans Held for Sale (1)	127,365	50,302	50,208	78,078	36,816	246.0
Other Real Estate	261,305	211,869	212,362	222,155	238,807	9.4
Nonperforming Assets	1,280,292	1,556,202	1,572,514	1,842,937	1,831,399	(30.1)

Allowance for Loan Losses	703,547	836,355	834,522	968,697	943,725	(25.4)

Net Charge-Offs - Quarter	385,203	237,187	433,079	315,976	361,857	6.5
Net Charge-Offs - YTD	1,371,452	986,242	749,055	315,976	1,460,175	(6.1)
Net Charge-Offs / Average Loans - Quarter (2)	6.93%	4.12	7.21	5.05	5.58
Net Charge-Offs / Average Loans - YTD (2)	5.82	5.47	6.11	5.05	5.37

Nonperforming Loans / Loans	4.13	5.73	5.61	6.32	6.13
Nonperforming Assets / Loans, Other Loans Held for Sale & ORE	5.83	6.81	6.66	7.46	7.14
Allowance / Loans	3.26	3.70	3.58	3.97	3.72

Allowance / Nonperforming Loans	78.91	64.63	63.71	62.79	60.66
Allowance / Nonperforming Loans (3)	192.60	177.98	191.11	128.99	123.66

Past Due Loans over 90 days and Still Accruing	$16,222	25,028	21,430	35,491	19,938	(18.6)%
As a Percentage of Loans Outstanding	0.08%	0.11	0.09	0.15	0.08

Total Past Dues Loans and Still Accruing	$176,756	253,748	246,635	294,753	262,446	(32.7)
As a Percentage of Loans Outstanding	0.82%	1.12	1.06	1.21	1.03

Restructured loans (accruing)	$464,123	409,768	350,145	261,157	213,552	117.3

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value.
(2)	Ratio is annualized.
(3)	Excludes nonperforming loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	December 31, 2010	September 30, 2010	December 31, 2009
Tier 1 Capital	$2,909,912	3,092,655	2,721,287
Total Risk-Based Capital	3,756,214	3,954,063	3,637,712
Tier 1 Capital Ratio	12.79%	13.06	10.16
Tier 1 Common Equity Ratio	8.63	9.07	6.66
Total Risk-Based Capital Ratio	16.51	16.70	13.58
Leverage Ratio	9.44	9.80	8.12
Common Equity as a Percentage of Total Assets (2)	6.85	7.37	5.86
Tangible Common Equity as a Percentage of Tangible Assets (3)	6.73	7.26	5.74
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	8.90	9.47	7.03
Book Value Per Common Share (4) (5)	2.29	2.57	3.93
Tangible Book Value Per Common Share (3) (5)	2.25	2.53	3.84

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Cumulative Perpetual Perferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Cumulative Perpetual Preferred Stock divided by total common shares outstanding.
(5)	Equity and common shares exclude impact of unexercised tangible equity units (tMEDS).